4th Quarter and Full Year 2023 Earnings Release Supplemental Information February 7, 2024

2 Safe Harbor Forward Looking Statements This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, such as statements about our future plans, objectives, expectations, financial performance, and continued business operations. The words “believe,” “expect,” “anticipate,” “project,” “estimate,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “objective,” ”path,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” and similar expressions, among others, generally identify forward- looking statements, which speak only as of the date the statements were made. The statements in this presentation, including those statements related to our expectations regarding the integration Cornell Dubilier, are based on currently available information and the current expectations, forecasts, and assumptions of Knowles’ management concerning risks and uncertainties that could cause actual outcomes or results to differ materially from those outcomes or results that are projected, anticipated, or implied in these statements. Other risks and uncertainties include, but are not limited to: if we are unsuccessful in identifying or completing a strategic alternative for our Consumer MEMS Microphone segment, unforeseen changes in MEMS microphone demand from our largest customers, particularly our top five customers, who represent a significant portion of revenues for our Consumer MEMS Microphone segment; our ongoing ability to execute our strategy to diversify our end markets and customers; our ability to stem or overcome price erosion in our segments; fluctuations in our stock's market price; fluctuations in operating results and cash flows; our ability to prevent or identify quality issues in our products or to promptly remedy any such issues that are identified; the timing of OEM product launches; risks associated with increasing our inventories in advance of anticipated orders by customers; global economic instability, including due to inflation, rising interest rates, negative impacts caused by pandemics and public health crises, or the impacts of geopolitical uncertainties; the impact of changes to laws and regulations that affect the Company’s ability to offer products or services to customers in different regions; our ability to achieve reductions in our operating expenses; the ability to qualify our products and facilities with customers; our ability to obtain, enforce, defend or monetize our intellectual property rights; disruption caused by a cybersecurity incident, including a cyber attack, cyber breach, theft, or other unauthorized access; difficulties or delays in and/or the Company’s inability to realize expected synergies from its acquisitions; increases in the costs of critical raw materials and components; availability of raw materials and components; managing new product ramps and introductions for our customers; our dependence on a limited number of large customers; our ability to maintain and expand our existing relationships with leading OEMs in order to maintain and increase our revenue; increasing competition and new entrants in the market for our products; our ability to develop new or enhanced products or technologies in a timely manner that achieve market acceptance; our reliance on third parties to manufacture, assemble, and test our products and sub-components; escalating international trade tensions, new or increased tariffs and trade wars among countries; financial risks, including risks relating to currency fluctuations, credit risks and fluctuations in the market value of the Company; a sustained decline in our stock price and market capitalization may result in the impairment of certain intangible or long-lived assets; market risk associated with fluctuations in commodity prices, particularly for various precious metals used in our manufacturing operation, and changes in tax laws, changes in tax rates and exposure to additional tax liabilities; and other risks, relevant factors, and uncertainties identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, subsequent Reports on Forms 10-Q and 8-K and our other filings we make with the U.S. Securities and Exchange Commission. These forward- looking statements speak only as of the date of this presentation, and Knowles disclaims any intention or obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Disclaimer The financial results disclosed in this presentation include certain measures calculated and presented in accordance with GAAP. In addition to the GAAP results included in this presentation, Knowles has presented supplemental, non-GAAP gross profit, adjusted earnings before interest and income taxes, adjusted earnings before interest and income taxes margin, adjusted earnings before interest, taxes, depreciation, and amortization; adjusted earnings before interest, taxes, depreciation, and amortization margin; non-GAAP gross profit margin, non-GAAP diluted earnings per share, non-GAAP operating expense; free cash flow; and free cash flow margin to facilitate evaluation of Knowles’ operating performance. These non-GAAP financial measures exclude certain amounts that are included in the most directly comparable GAAP measure. In addition, these non-GAAP financial measures do not have standard meanings and may vary from similarly titled non-GAAP financial measures used by other companies. Knowles uses non-GAAP measures as supplements to its GAAP results of operations in evaluating certain aspects of its business, and its executive management team focuses on non-GAAP items as key measures of Knowles’ performance for business planning purposes. These measures assist Knowles in comparing its performance between various reporting periods on a consistent basis, as these measures remove from operating results the impact of items that, in Knowles’ opinion, do not reflect its core operating performance. Knowles believes that its presentation of these non-GAAP financial measures is useful because it provides investors and securities analysts with the same information that Knowles uses internally for purposes of assessing its core operating performance. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, see the reconciliation tables in the Appendix.

• Revenue of $215 million up 9% versus the prior year driven by the Cornell Dubilier acquisition • Non-GAAP Diluted EPS of $0.28, down $0.05 versus the prior year driven by lower factory capacity utilization in Precision Devices • Cash from operations of $60 million up $14 million versus the prior year driven by lower Net Working Capital * For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation 3 Delivering on expectations despite challenging macroeconomic conditions 197.1 215.2 4Q 22 4Q 23 REVENUE ($M) 46.8 60.4 4Q 22 4Q 23 NET CASH PROVIDED BY OPERATING ACTIVITIES ($) 29.1% Non-GAAP DILUTED EPS* ($) 0.33 0.28 4Q 22 4Q 23 -15.2%9.2% Q4 2023 Year-over-Year

• Successfully completed the acquisition of Cornell Dubilier which significantly expands our total available market for capacitors in key markets and drives opportunities for future growth. • 10% revenue growth year over year driven by Cornell Dubilier acquisition • Gross Profit Margin down from the prior year due to lower factory capacity utilization 4 Q4 2023 Segment Performance Precision Devices * For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation REVENUE ($M) Non-GAAP GROSS PROFIT MARGIN* (%) 63.3 69.7 4Q 22 4Q 23 10.1% 48.5 35.4 4Q 22 4Q 23 -1310 bps

• Revenue up 9% due to increased demand in the hearing health market. • Gross Profit Margin expansion driven by favorable factory productivity improvements, product mix and FX benefits Q4 2023 Segment Performance MedTech & Specialty Audio * For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation 5 61.8 67.4 4Q 22 4Q 23 REVENUE ($M) 9.1% Non-GAAP GROSS PROFIT MARGIN* (%) 51.6 54.2 4Q 22 4Q 23 +260 bps

• Revenue is up 8% versus the prior year driven by higher shipments into mobile and compute • Delivered three quarters consecutive of sequential revenue growth in 2023 Q4 2023 Segment Performance Consumer MEMS Microphones * For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation 6 72.0 78.1 4Q 22 4Q 23 REVENUE ($M) 8.4% Non-GAAP GROSS PROFIT MARGIN* (%) 24.0 24.7 4Q 22 4Q 23 70 bps

Full Year 2023 Cash Generation Proven ability to deliver strong free cash flow * For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation 7 82.7 96.2 133.5 54.2 105.8 20 19 20 20 20 21 20 22 20 23 FREE CASH FLOW* ($M) FREE CASH FLOW MARGIN* (%) 9.7 12.6 15.4 7.1 15.0 20 19 20 20 20 21 20 22 20 23 7 Gross Margin Expansion • Focused on markets that value our technology and manufacturing differentiation Expense Control • Committed to continuous improvement in processes to drive efficiencies CapEx Discipline • Optimized investments across areas with attractive returns focusing more heavily on Precision Devices and MedTech and Specialty Audio

July 28, 2021 Outlook Q1 2024 Guidance 8 GAAP ADJUSTMENTS NON-GAAP Revenue $190 to $200 million — $190 to $200 million Diluted earnings per share $0.02 to $0.06 $0.14 $0.16 to $0.20 Net cash provided by operating activities $0 to $10 million — $0 to $10 million Q1 2024 GAAP results are expected to include approximately $0.06 per share in stock-based compensation and $0.05 per share in amortization of intangibles, and $0.03 per share in integration and production transfer costs related to the acquisition of Cornell Dubilier that are excluded from Non-GAAP results.

9 Appendix

July 28, 2021 Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures (1) 10 Quarter Ended December 31, (in millions, except per share amounts) 2023 2022 Revenues $ 215.2 $ 197.1 Gross profit $ 78.4 $ 75.3 Gross profit margin 36.4% 38.2 % Stock-based compensation expense 0.4 0.2 Restructuring charges 0.2 4.1 Production transfer costs (1) 0.4 — Acquisition-related costs (2) 0.8 — Non-GAAP gross profit $ 80.2 $ 79.6 Non-GAAP gross profit as a % of revenues 37.3% 40.4 % Operating expenses $ 64.8 $ 282.2 Stock-based compensation expense (6.8) (6.8) Intangibles amortization expense (4.7) (3.0) Impairment charges — (231.1) Restructuring charges (0.4) 0.2 Acquisition-related costs (2) (5.6) — Other (3) (0.5) 0.5 Non-GAAP operating expenses $ 46.8 $ 42.0 Non-GAAP operating expenses as a % of revenues 21.7% 21.3 % Net earnings (loss) $ 47.4 $ (208.0) Interest expense, net 3.2 1.2 Benefit from income taxes (37.2) (0.5) Earnings (loss) before interest and income taxes 13.4 (207.3) Earnings (loss) before interest and income taxes as a % of revenues 6.2% (105.2) % Stock-based compensation expense 7.2 7.0 Intangibles amortization expense 4.7 3.0 Impairment charges — 231.1 Restructuring charges 0.6 3.9 Production transfer costs (1) 0.4 — Acquisition-related costs (2) 6.4 — Other (3) 0.5 (0.5) Adjusted earnings before interest and income taxes $ 33.2 $ 37.2 Adjusted earnings before interest and income taxes as a % of revenues 15.4% 18.9 % Notes: (1) Production transfer costs represent duplicate costs incurred to migrate manufacturing to facilities primarily in the United States. These amounts are included in the corresponding Gross profit and Earnings (loss) before interest and income taxes for each period presented. (2) These expenses are related to the acquisition of Cornell Dubilier by the Precision Devices segment. These expenses principally include costs incurred by the Company to carry out this transaction as well as ongoing costs to facilitate integration. (3) In 2023, Other expenses include non-recurring professional service fees related to an execution of a reorganization. In addition, Other expenses include the ongoing net lease cost (income) related to facilities not used in operations. In 2022, Other expenses represent the ongoing net lease cost related to facilities not used in operations.

Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures 11 Quarter Ended December 31, (in millions, except per share amounts) 2023 2022 Net earnings (loss) $ 47.4 $ (208.0) Interest expense, net 3.2 1.2 Benefit from income taxes (37.2) (0.5) Earnings (loss) before interest and income taxes 13.4 (207.3) Non-GAAP reconciling adjustments (4) 19.8 244.5 Depreciation expense 8.0 9.2 Adjusted earnings before interest, income taxes, depreciation, and amortization ("EBITDA") $ 41.2 $ 46.4 Adjusted EBITDA as a % of revenues 19.1% 23.5 % Net earnings (loss) $ 47.4 $ (208.0) Non-GAAP reconciling adjustments (4) 19.8 244.5 Income tax effects of non-GAAP reconciling adjustments (5) 41.3 5.8 Non-GAAP net earnings $ 25.9 $ 30.7 Diluted earnings (loss) per share $ 0.52 $ (2.28) (Loss) earnings per share non-GAAP reconciling adjustment (0.24) 2.61 Non-GAAP diluted earnings per share $ 0.28 $ 0.33 Diluted average shares outstanding 90.7 91.0 Non-GAAP adjustment (6) 2.2 2.5 Non-GAAP diluted average shares outstanding (6) 92.9 93.5 Notes: (4) The non-GAAP reconciling adjustments are those adjustments made to reconcile Earnings (loss) before interest and income taxes to Adjusted earnings before interest and income taxes. (5) Income tax effects of non-GAAP reconciling adjustments are calculated using the applicable tax rates in the jurisdictions of the underlying adjustments. In 2023, these adjustments include one-time tax benefits. (6) The number of shares used in the diluted per share calculations on a non-GAAP basis excludes the impact of stock-based compensation expense expected to be incurred in future periods and not yet recognized in the financial statements, which would otherwise be assumed to be used to repurchase shares under the GAAP treasury stock method.

Historical Segment Data 12 Precision Devices MedTech & Specialty Audio Consumer MEMS Microphones Quarter Ended Quarter Ended Quarter Ended December 31, September 30, June 30, March 31, December 31, December 31, September 30, June 30, March 31, December 31, December 31, September 30, June 30, March 31, December 31, (in millions) 2023 2023 2023 2023 2022 2023 2023 2023 2023 2022 2023 2023 2023 2023 2022 Revenues $ 69.7 $ 50.2 $ 47.8 $ 53.7 $ 63.3 $ 67.4 $ 56.5 $ 60.6 $ 45.5 $ 61.8 $ 78.1 $ 68.4 $ 64.6 $ 45.1 $ 72.0 Gross profit $ 22.5 $ 20.0 $ 18.6 $ 25.1 $ 30.7 $ 36.4 $ 30.9 $ 32.3 $ 19.7 $ 31.8 $ 19.9 $ 27.2 $ 23.3 $ 9.6 $ 13.1 Gross profit margin 32.3% 39.8% 38.9% 46.7% 48.5% 54.0% 54.7% 53.3% 43.3% 51.5% 25.5% 39.8% 36.1% 21.3% 18.2 % Stock-based compensation expense 0.1 0.1 0.4 0.1 — 0.1 0.1 0.1 0.1 0.1 0.1 0.2 0.1 0.1 0.1 Restructuring charges 0.9 0.2 — — — — — — — — (0.7) (0.1) (1.7) 0.1 4.1 Production transfer costs 0.4 — — — — — — — — — — — — — — Acquisition-related costs 0.8 — — — — — — — — — — — — — — Non-GAAP gross profit $ 24.7 $ 20.3 $ 19.0 $ 25.2 $ 30.7 $ 36.5 $ 31.0 $ 32.4 $ 19.8 $ 31.9 $ 19.3 $ 27.3 $ 21.7 $ 9.8 $ 17.3 Non-GAAP gross profit margin 35.4% 40.4% 39.7% 46.9% 48.5% 54.2% 54.9% 53.5% 43.5% 51.6% 24.7% 39.9% 33.6% 21.7% 24.0 % Research and development expenses $ 4.0 $ 3.1 $ 3.3 $ 3.4 $ 3.1 $ 4.3 $ 4.8 $ 4.7 $ 4.4 $ 4.2 $ 10.6 $ 11.7 $ 11.7 $ 12.1 $ 10.7 Research and development expenses margin 5.7% 6.2% 6.9% 6.3% 4.9% 6.4% 8.5% 7.8% 9.7% 6.8% 13.6% 17.1% 18.1% 26.8% 14.9 % Stock-based compensation expense (0.1) (0.2) (0.1) (0.2) (0.1) (0.3) (0.3) (0.3) (0.4) (0.4) (0.9) (0.6) (1.4) (1.1) (0.9) Intangibles amortization expense (0.6) (0.1) (0.1) (0.1) (0.1) — — — — — (1.5) (1.5) (1.5) (1.5) (1.5) Other — — — — — — — — — — (0.1) (0.1) (0.1) — (0.2) Non-GAAP research and development expenses $ 3.3 $ 2.8 $ 3.1 $ 3.1 $ 2.9 $ 4.0 $ 4.5 $ 4.4 $ 4.0 $ 3.8 $ 8.1 $ 9.5 $ 8.7 $ 9.5 $ 8.1 Non-GAAP research and development expenses margin 4.7% 5.6% 6.5% 5.8% 4.6% 5.9% 8.0% 7.3% 8.8% 6.1% 10.4% 13.9% 13.5% 21.1% 11.3 % Selling and administrative expenses $ 14.8 $ 9.6 $ 10.4 $ 10.9 $ 11.2 $ 4.1 $ 3.9 $ 4.0 $ 3.9 $ 3.2 $ 4.9 $ 4.4 $ 4.7 $ 5.0 $ 4.9 Selling and administrative expenses margin 21.2% 19.1% 21.8% 20.3% 17.7% 6.1% 6.9% 6.6% 8.6% 5.2% 6.3% 6.4% 7.3% 11.1% 6.8 % Stock-based compensation expense (0.5) (0.5) (0.6) (0.6) (0.5) (0.5) (0.5) (0.4) (0.4) (0.3) (0.4) (0.4) (0.4) (0.5) (0.4) Intangibles amortization expense (2.6) (1.4) (1.3) (1.3) (1.3) — — — — — — — — — (0.1) Acquisition-related costs (0.8) — — — — — — — — — — — — — — Other — — — — — — — — — — 0.1 0.7 0.3 0.4 0.7 Non-GAAP selling and administrative expenses $ 10.9 $ 7.7 $ 8.5 $ 9.0 $ 9.4 $ 3.6 $ 3.4 $ 3.6 $ 3.5 $ 2.9 $ 4.6 $ 4.7 $ 4.6 $ 4.9 $ 5.1 Non-GAAP selling and administrative expenses margin 15.6% 15.3% 17.8% 16.8% 14.8% 5.3% 6.0% 5.9% 7.7% 4.7% 5.9% 6.9% 7.1% 10.9% 7.1 % Operating expenses $ 19.1 $ 13.8 $ 13.7 $ 14.3 $ 14.3 $ 8.4 $ 8.7 $ 8.7 $ 8.3 $ 7.4 $ 15.5 $ 16.1 $ 17.0 $ 17.8 $ 246.5 Operating expenses margin 27.4% 27.5% 28.7% 26.6% 22.6% 12.5% 15.4% 14.4% 18.2% 12.0% 19.8% 23.5% 26.3% 39.5% 342.4 % Stock-based compensation expense (0.6) (0.7) (0.7) (0.8) (0.6) (0.8) (0.8) (0.7) (0.8) (0.7) (1.3) (1.0) (1.8) (1.6) (1.3) Intangibles amortization expense (3.2) (1.5) (1.4) (1.4) (1.4) — — — — — (1.5) (1.5) (1.5) (1.5) (1.6) Impairment charges — — — — — — — — — — — — — — (231.1) Restructuring charges (0.3) (1.1) — — — — — — — — — — (0.6) (0.7) 0.2 Acquisition-related costs (0.8) — — — — — — — — — — — — — — Other — — — — — — — — — — — 0.6 0.2 0.4 0.5 Non-GAAP operating expenses $ 14.2 $ 10.5 $ 11.6 $ 12.1 $ 12.3 $ 7.6 $ 7.9 $ 8.0 $ 7.5 $ 6.7 $ 12.7 $ 14.2 $ 13.3 $ 14.4 $ 13.2 Non-GAAP operating expenses margin 20.4% 20.9% 24.3% 22.5% 19.4% 11.3% 14.0% 13.2% 16.5% 10.8% 16.3% 20.8% 20.6% 31.9% 18.3%

Historical Segment Data

knowles

(in millions)

Precision Devices — Quarter Ended	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Revenues	$ 69.7	$ 50.2	$ 47.8	$ 53.7	$ 63.3
Operating earnings (loss)	$ 3.4	$ 6.2	$ 4.9	$ 10.8	$ 16.4
Other expense (income), net	—	0.1	0.1	0.1	(0.2)
Earnings (loss) before interest and income taxes	3.4	6.1	4.8	10.7	16.6
Earnings (loss) before interest and income taxes margin	4.9%	12.2%	10.0%	19.9%	26.2%
Stock-based compensation expense	0.7	0.8	1.1	0.9	0.6
Intangibles amortization expense	3.2	1.5	1.4	1.4	1.4
Impairment charges	—	—	—	—	—
Restructuring charges	1.2	1.3	—	—	—
Production transfer costs	0.4	—	—	—	—
Acquisition-related costs	1.6	—	—	—	—
Other	—	—	—	—	—
Adjusted earnings (loss) before interest and income taxes	$ 10.5	$ 9.7	$ 7.3	$ 13.0	$ 18.6
Adjusted earnings (loss) before interest and income taxes margin	15.1%	19.3%	15.3%	24.2%	29.4%
Operating earnings (loss)	$ 3.4	$ 6.2	$ 4.9	$ 10.8	$ 16.4
Other expense (income), net	—	0.1	0.1	0.1	(0.2)
Earnings (loss) before interest and income taxes	3.4	6.1	4.8	10.7	16.6
Non-GAAP reconciling adjustments	7.1	3.6	2.5	2.3	2.0
Depreciation expense	2.5	1.9	2.0	1.9	2.0
Adjusted earnings before interest, income taxes, depreciation, and amortization ("EBITDA")	13.0	11.6	9.3	14.9	20.6
Adjusted EBITDA margin	18.7%	23.1%	19.5%	27.7%	32.5%

MedTech & Specialty Audio — Quarter Ended	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Revenues	$ 67.4	$ 56.5	$ 60.6	$ 45.5	$ 61.8
Operating earnings (loss)	$ 28.0	$ 22.2	$ 23.6	$ 11.4	$ 24.4
Other expense (income), net	—	—	—	—	—
Earnings (loss) before interest and income taxes	28.0	22.2	23.6	11.4	24.4
Earnings (loss) before interest and income taxes margin	41.5 %	39.3 %	38.9%	25.1%	39.5%
Stock-based compensation expense	0.9	0.9	0.8	0.9	0.8
Intangibles amortization expense	—	—	—	—	—
Impairment charges	—	—	—	—	—
Restructuring charges	—	—	—	—	—
Production transfer costs	—	—	—	—	—
Acquisition-related costs	—	—	—	—	—
Other	—	—	—	—	—
Adjusted earnings (loss) before interest and income taxes	$ 28.9	$ 23.1	$ 24.4	$ 12.3	$ 25.2
Adjusted earnings (loss) before interest and income taxes margin	42.9 %	40.9 %	40.3%	27.0%	40.8%
Operating earnings (loss)	$ 28.0	$ 22.2	$ 23.6	$ 11.4	$ 24.4
Other expense (income), net	—	—	—	—	—
Earnings (loss) before interest and income taxes	28.0	22.2	23.6	11.4	24.4
Non-GAAP reconciling adjustments	0.9	0.9	0.8	0.9	0.8
Depreciation expense	2.0	2.0	2.1	2.1	2.0
Adjusted earnings before interest, income taxes, depreciation, and amortization ("EBITDA")	30.9	25.1	26.5	14.4	27.2
Adjusted EBITDA margin	45.8 %	44.4 %	43.7%	31.6%	44.0%

Consumer MEMS Microphones — Quarter Ended	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Revenues	$ 78.1	$ 68.4	$ 64.6	$ 45.1	$ 72.0
Operating earnings (loss)	$ 4.4	$ 11.1	$ 6.3	$ (8.2)	$ (233.4)
Other expense (income), net	—	—	—	—	—
Earnings (loss) before interest and income taxes	4.4	11.1	6.3	(8.2)	(233.4)
Earnings (loss) before interest and income taxes margin	5.6 %	16.2 %	9.8 %	-18.2%	-324.2%
Stock-based compensation expense	1.4	1.2	1.9	1.7	1.4
Intangibles amortization expense	1.5	1.5	1.5	1.5	1.6
Impairment charges	—	—	—	—	231.1
Restructuring charges	(0.7)	(0.1)	(1.1)	0.8	3.9
Production transfer costs	—	—	—	—	—
Acquisition-related costs	—	—	—	—	—
Other	—	(0.6)	(0.2)	(0.4)	(0.5)
Adjusted earnings (loss) before interest and income taxes	$ 6.6	$ 13.1	$ 8.4	$ (4.6)	$ 4.1
Adjusted earnings (loss) before interest and income taxes margin	8.5 %	19.2 %	13.0 %	-10.2%	5.7%
Operating earnings (loss)	$ 4.4	$ 11.1	$ 6.3	$ (8.2)	$ (233.4)
Other expense (income), net	—	—	—	—	—
Earnings (loss) before interest and income taxes	4.4	11.1	6.3	(8.2)	(233.4)
Non-GAAP reconciling adjustments	2.2	2.0	2.1	3.6	237.5
Depreciation expense	3.0	3.1	3.6	4.6	4.6
Adjusted earnings before interest, income taxes, depreciation, and amortization ("EBITDA")	9.6	16.2	12.0	—	8.7
Adjusted EBITDA margin	12.3 %	23.7 %	18.6 %	0.0%	12.1%

13

14 Quarter Ended December 31, September 30, June 30, March 31, December 31, (in millions) 2023 2023 2023 2023 2022 Earnings (loss) before interest and income taxes Precision Devices $ 3.4 $ 6.1 $ 4.8 $ 10.7 $ 16.6 MedTech & Specialty Audio 28.0 22.2 23.6 11.4 24.4 Consumer MEMS Audio 4.4 11.1 6.3 (8.2) (233.4) Total segments 35.8 39.4 34.7 13.9 (192.4) Corporate expense / other 22.4 17.3 16.5 17.2 14.9 Interest expense, net 3.2 0.6 0.8 0.8 1.2 Earnings (loss) before income taxes 10.2 21.5 17.4 (4.1) (208.5) (Benefit from) provision for income taxes (37.2) 4.9 3.8 1.1 (0.5) Net earnings (loss) $ 47.4 $ 16.6 $ 13.6 $ (5.2) $ (208.0) Reconciliation of Segment EBIT to Consolidated Net Earnings

Free Cash Flow and Free Cash Flow as a % of revenues 15 Years Ended December 31, (in millions) 2023 2022 2021 2020 2019 Net cash provided by operating activities $ 122.7 $ 86.3 $ 182.1 $ 128.1 $ 123.9 Net cash provided by operating activities as a % of revenues 17.3% 11.3% 21.0% 16.8% 14.5 % Less: Capital expenditures (16.9) (32.1) (48.6) (31.9) (41.2) Free cash flow (1) $ 105.8 $ 54.2 $ 133.5 $ 96.2 $ 82.7 Free cash flow as a % of revenues (1) 15.0% 7.1% 15.4% 12.6% 9.7% (1) In additional to measuring cash flow generation and usage based on liquidity measures determined in accordance with GAAP, Knowles also measures Free cash flow and Free cash flow as a % of revenues. Free cash flow is defined as Net cash provided by operating activities less Capital expenditures. Knowles believes these measures are useful in measuring its Cash flow generated from operations that is available to repay debt, find acquisitions, and repurchase Knowles' common stock. Free cash flow and Free cash flow as a percentage of revenues are not presented in accordance with GAAP and may not be comparable to similarly titled measures used by other companies in our industry. As such, Free cash flow and Free cash flow as a % of revenues should not be considered in isolation from, or as an alternative to, any other liquidity measures determined in accordance with GAAP.

Reconciliation of Net Debt (Cash) 16 (in millions) Year Ended December 31, 2023 Current maturities of long-term debt $ 47.1 Long-term debt 224.1 Total debt 271.2 Less: Cash and cash equivalents (87.3) Net debt $ 183.9